Exhibit 99.1

DarkPulse, Inc. Subsidiary OPTILAN Wins SECURITY & COMMS Contract for Power Plants Constructed by ENKA INSAAT VE SANAYI A.S

NEW YORK, New York –August 20, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) today announced its subsidiary, Optilan, the leading security and communications company for the energy, infrastructure, pipeline, and rail sectors, has been appointed to deliver communications and security systems on two major Power Plants, in Libya.

•	Optilan has been appointed by ENKA to deliver communications and security systems on both the Misurata and Tripoli Simple Cycle Power Plants in Libya.
•	Both Projects aim to meet the growing electricity demands of Libya.
•	Bill Bayliss, CEO of Optilan, says: “We’re delighted to have been awarded this contract by ENKA and deliver on projects that crucially assist Libya’s pursuit to meet increased market demand for electricity.”

Optilan has been appointed by ENKA İnşaat ve Sanayi A.Ş. (“ENKA”), Turkey’s largest construction company, and will be working with them on the Misurata 650MW Simple Cycle Power Plant, and the 671MW Simple Cycle Power Plant in the North African country. Demand for electricity is growing at a rapid rate so ENKA has fast-tracked these projects, in partnership with Siemens, to be delivered by 2022.

The Misurata project is based on a power island configuration for two SGT5-PAC 4000F Siemens combustion turbine generator units. The Tripoli West project is based on a power island configuration for four SGT5-PAC 2000E Siemens combustion turbine generator units. The turbines of both the plants will be dual-fuel fired with light fuel oil and natural gas. Power will be generated in the CTGs and stepped up through main transformers to the grid.

As a global industry leader, Optilan has signed the contract from its Turkish office, which is where the project will run from, with support from its Indian Hub. This project is another marker of Optilan’s global expansion and reach, with the company also having recently been awarded global projects in Africa, the Middle East, Asia, and UK, by the likes of Shell, and the Jubail - Riyadh Water Transmission System in the Kingdom of Saudi Arabia by LIMAK.

Bill Bayliss, CEO of Optilan, says: “We’re delighted to have been awarded this contract by ENKA and deliver on projects that crucially assist Libya’s pursuit to meet increased market demand for electricity. We have a global reach that covers a wide range of industries, from transport to power plants, just like these two projects.”

About Optilan Group Ltd.

Optilan is a leading independent security and communications systems integrator worldwide. With a 30-year pedigree, our customers trust us to keep the integrity of their assets safe and secure, by managing the life cycle delivery risk of our solutions.

By fostering a collaborative design approach to complex problems, we provide innovative solutions, custom fit to even the most demanding of sites and scale of projects. Importantly, our commitment to our safety culture remains unwavered, to ensure that everyone goes home safely every day.

We orchestrate business resilience with a suite of end-to-end solutions, combined with connectivity and professional service at a global level.

Today’s business environment is more dynamic than ever. In response, businesses are urged to move at “internet speed” and evolve with continuous change and disruption accepted as the new normal. We complement our tailored, integrated expertise with a curated ecosystem of leading manufacturers, to achieve both high quality and enduring results.

We are proud to foster a unique culture full of talented individuals. Our sector focus ensures that our account teams are fully accredited to their operational areas. Our professionals have the skill to adopt and embed our expertise into existing platforms, processes, and cultures, delivering exceptional value for our clients.

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Beyond our operational scope, we strive to consider the impact of our global footprint and mitigate associated environmental and sustainability risks.

These factors combined set us apart and establish why customers continue to trust and invest in our services.

For more information, visit: www.Optilan.com

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse, Inc.

Media@DarkPulse.com

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